Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Randall Letcavage, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                the Amendment to Quarterly Report on Form 10-Q of Premier Holding Corporation for the period ended June 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                information contained in the Amendment to Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Premier Holding Corporation.

By: /s/ Randall Letcavage

Randall Letcavage

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

Date: November 21, 2017